Exhibit 1


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                                January 19, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549


Gentlemen:

         We have read and agree with the comments in Item 4(a) of Form 8-K of Energy Ventures Inc., dated December 4, 2001.

                                        Very truly yours,


                                        /s/SHIMMERMAN PENN BURNS BECKER, LLP
                                           SHIMMERMAN PENN BURNS BECKER, LLP